UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. 2)

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NTN Buzztime, Inc.

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EXPLANATORY NOTE

This Amendment No. 2 to the Definitive Proxy Statement on Schedule 14A filed by NTN Buzztime, Inc. with the Securities and Exchange Commission  (the “SEC”) on April 26, 2019 (the “2019 Proxy Statement”) in connection with its annual meeting of stockholders to be held on June 7, 2019, amends the 2019 Proxy Statement as amended by Amendment No. 1 to the 2019 Proxy Statement filed with the SEC on May 9, 2019 (“Amendment No. 1”), to add Robert S. Ellin in the table under the “Security Ownership of Certain Beneficial Owners and Management” section in the 2019 Proxy Statement as beneficial owners of more than 5% of our common stock. The table under the “Security Ownership of Certain Beneficial Owners and Management” section of this Amendment No. 2 supersedes the table under the “Security Ownership of Certain Beneficial Owners and Management” section of Amendment No. 1.

Except as specifically discussed herein, this Amendment No. 2 does not otherwise modify or update any other information in the 2019 Proxy Statement. In addition, this Amendment No. 2 does not reflect events occurring after the date of the 2019 Proxy Statement or modify or update disclosures that may have been affected by subsequent events.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting
to be Held on June 7, 2019: This Amendment No. 2, the 2019 Proxy Statement and Annual Report to Stockholders are available at http://buzztime.com/investors/investor-relations-financial-reports

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CHANGE TO PROXY STATEMENT

The following information supersedes and replaces in its entirety the section of the 2019 Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number and percentage ownership of common stock as of March 31, 2019 by:

●	all persons known to us to be the beneficial owner of more than 5% of our common stock;
●	each of our directors and nominees for director;
●	each of our named executive officers; and
●	all of our executive officers and directors as a group.

Except as otherwise indicated in the footnotes to the table below: (i) each of the persons named has sole voting and investment power with respect to the shares of common stock shown, subject to applicable community property and similar laws; and (ii) the address for each director and named executive officer is c/o NTN Buzztime, Inc., 1800 Aston Avenue, Suite 100, Carlsbad, California 92008.

Name	Number of Shares Beneficially Owned (1)	Percent of Common Stock (1)
Directors and Named Executive Officers:
Jeffrey A. Berg (2)	435,346	15.1%
Ram Krishnan (3)	155,821	5.2%
Allen Wolff (4)	58,945	2.0%
Richard Simtob (5)	53,209	1.8%
Paul Yanover (6)	8,229	*
Sandra Gurrola (7)	7,082	*
Steve Mitgang (8)	5,579	*
Gregory Thomas (9)	3,303	*
All of our executive officers and directors as a group (8 persons) (10)	727,514	24.2%

5% Stockholders:
Matador Capital Partners, L.P. (2)	423,000	14.7%
North Star Investment Management Corp. (11)	300,000	10.4%
Bard Associates, Inc. (12)	290,850	10.1%
Robert S. Ellin (13)	244,236	8.5%
Pincus Reisz (14)	231,241	8.0%
Sean Gordon (15)	200,000	6.9%
Ram Krishnan (3)	155,821	5.2%

*	Less than 1%
(1)	Included as outstanding for purposes of this calculation are 2,878,096 shares of common stock outstanding as of March 31, 2019 plus, in the case of each particular person, the shares of common stock subject to options, warrants, or other instruments exercisable for or convertible into shares of common stock within 60 days after March 31, 2019 held by that person, which instruments are specified by footnote. Shares subject to outstanding options, warrants, or other instruments other than as described in the preceding sentence are not deemed to be outstanding for purposes of this calculation.
(2)	Based upon a Schedule 13D/A filed with the SEC on March 31, 2017 and Mr. Berg’s Form 4 filings, the following person and entities beneficially owned the number of shares set forth below:

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Entity or Person	Shares Beneficially Owned	Sole Voting Power	Shared Voting Power	Sole Dispositive Power	Shared Dispositive Power
BFK Investments LLC (“BFK”)	423,000	–	423,000	–	423,000
Jeffrey A. Berg	433,600	12,346	423,000	12,346	423,000
Matador Capital Partners, L.P. (“Matador”)	423,000	–	423,000	–	423,000

Mr. Berg is the managing member of BFK. BFK is the general partner of Matador. Each of BFK and Mr. Berg disclaims beneficial ownership in shares of common stock beneficially owned by the other party or by Matador except to the extent of its or his pecuniary interest therein. The address for each of BFK, Mr. Berg and Matador is 603 N. Indian River Dr., Ste. 300, Ft. Pierce, FL 34950.

(3)	Includes 97,496 shares subject to options and 1,389 shares subject to restricted stock units held by Mr. Krishnan.
(4)	Includes 15,000 shares subject to options and 833 shares subject to restricted stock units held by Mr. Wolff.
(5)	Includes 966 shares subject to options held by Mr. Simtob.
(6)	Includes 2,966 shares subject to options held by Mr. Yanover.
(7)	Includes 5,968 shares subject to options and 167 shares subject to restricted stock units held by Ms. Gurrola.
(8)	Includes of 3,766 shares subject to options held by Mr. Mitgang.
(9)	Includes 966 shares subject to options held by Mr. Thomas.
(10)	Includes 127,128 shares subject to options and 2,389 shares subject to restricted stock units held by our directors and executive officers.
(11)	The number of shares is the number stated as beneficially owned as of December 31, 2018 in a Schedule 13D/A filed with the SEC on January 9, 2019. In that filing, North Star Investment Management Corp. states that it has sole power to vote and to dispose of 284,000 shares of our common stock and shared power to dispose of 16,000 shares of our common stock, and lists its address as 20 N. Wacker Drive, Suite 1416, Chicago, IL 60606.
(12)	The number of shares is the number stated as beneficially owned as of December 31, 2018 in a Schedule 13G/A filed with the SEC on February 14, 2019. In that filing, Bard Associates, Inc. states that it has sole power to vote 20,000 shares of our common stock and sole power to dispose of 290,850 shares of our common stock, and lists its address as 135 South LaSalle Street, Suite 3700, Chicago, IL 60603.
(13)	Based upon a Schedule 13D filed with the SEC on December 17, 2018, the following person and entities beneficially own or may be deemed to beneficially own the number of shares set forth below and such persons and entities have the voting and dispositive power indicated:

	Shares	Sole	Shared	Sole	Shared
	Beneficially	Voting	Voting	Dispositive	Dispositive
Entity or Person	Owned	Power	Power	Power	Power
Robert S. Ellin	244,236	244,236	–	244,236	–
Trinad Capital Master Fund, Ltd (“Trinad Capital”).	121,273	–	121,273	–	121,273
Trinad Capital Management, LLC (“Trinad Management”)	121,273	–	121,273	–	121,273

Mr. Ellin is the portfolio manager of Trinad Capital and managing member of Trinad Management. Trinad Management is the managing director of Trinad Capital. Mr. Ellin and Trinad Management disclaim beneficial ownership of the reported shares except for (i) Mr. Ellin’s personal and direct beneficial ownership of 122,963 shares, (ii) Mr. Ellin’s and Trinad Management’s pecuniary interest therein, (iii) the indirect interest of Trinad Management by virtue of being the managing director of Trinad Capital, (iv) the indirect interest of Mr. Ellin by virtue of being the managing member of Trinad Management, and (v) the indirect interest of Mr. Ellin by virtue of being a shareholder of Trinad Capital. The address for each of Mr. Ellin, Trinad Capital and Trinad Management is 9200 Sunset Boulevard, Suite 1201, West Hollywood, CA 90069.

(14)	The number of shares is the number stated as beneficially owned in a Schedule 13G filed with the SEC on March 7, 2019. In that filing, it states that PR Diamonds Inc. and Mr. Pincus Reisz are joint filers, and have shared voting power of our common stock and shared dispositive power of our common stock. The filing lists their address as 580 5th Avenue, Room 1203, New York, NY 10036.
(15)	The number of shares is based on Mr. Gordon’s statement in a letter sent to the Company in January 2019, which is more recent than the Schedule 13D filed by Mr. Gordon in February 2018. In that letter, Mr. Gordon lists his address as 30 East 9th Street, Apt. 1F, New York, NY 10003

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